AMENDMENT NO. 1 TO THE
LOAN AND SECURITY AGREEMENT

This Amendment No. 1 ("Amendment No. 1") to that certain Loan and Security Agreement dated December 8, 2006 (the "Original Agreement") by and among MEDirect Latino Inc. (the "Borrower"), Granite Creek FlexCap I, L.P., St. Cloud Capital Partners, L.P., Bedford Oak Partners, L.P., Fred B. and Lois Tarter, Hungry Lizard, LLC and KKP Investments II LLC (collectively, the "Lenders") and Granite Creek Partners, L.L.C. ("Agent") is entered into as of this ___ day of April 2007 by and among the Borrower, the Lender and the Agent.

WHEREAS, the Borrower, the Lenders and the Agent entered into the Original Agreement on December 8, 2006 in connection with the First Draw;

WHEREAS, the Borrower has pursued its business plan substantially as agreed upon as of December 8, 2006;

WHEREAS, notwithstanding the foregoing, the Borrower has not fulfilled all of its obligations under the Original Agreement and the other Transaction Documents;

WHEREAS, the Lenders have agreed that an advance on the Second Draw shall be made to the Borrower on the terms set forth herein; and

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the Borrower, the Agent and the Lenders hereby agree as follows:

1.           Nature of Amendment; Use of Terms.  This Amendment No. 1 amends the Original Agreement only as specifically set forth herein.  Any terms of the Original Agreement not specifically amended herein shall remain in full force and effect.  Unless specifically addressed herein, this Amendment No. 1 shall not be understood or construed as a consent or waiver by any or all of the Lenders or the Agent of any covenant or default under the Original Agreement and shall not be understood or construed as a waiver, compromise or limitation on the Lenders' or any of the Lenders or the Agent's ability to pursue their respective or collective remedies under the Agreement.  All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Original Agreement.  The Original Agreement and this Amendment No. 1 shall hereafter collectively be referred to as the Agreement and all references in the Original Agreement to the "Agreement" shall hereafter refer to the Original Agreement and this Amendment No. 1.

2.           Extension of Credit.  One of the Lenders, the Fund, with the acknowledgement and consent of the others, has agreed to advance as of the date hereof, Two Hundred Fifty Thousand Dollars ($250,000) (the "Advance Funding") to the Borrower on the terms set forth in this Amendment No. 1.  This advance by the Fund shall be an advance of the Fund's Pro Rata Share of the Second or Third Draw, whichever is made first, which Pro Rata Share in each case is Eight Hundred Forty Eight Thousand Four Hundred Eighty Seven and 50/100 Dollars ($848,487.50) and as such shall reduce the Fund's obligation to fund the Second or Third Draw, whichever is made first, if the conditions precedent to fund either the Second or Third Draw are timely fulfilled by the Borrower as set forth in the Original Agreement as modified hereby.  As such, this Amendment No. 1 modifies Sections 2.1(a) (as to the number of principal advances only) and 3.5 (as to the Lenders' agreement to make the Loans and receive repayment thereof pro rata) of the Original Agreement.

3.  Conditions of Borrowing.  The following are the conditions of funding the Advance Funding are as follows:

(a)           Execution of this Agreement by the Borrower, the Lenders and the Agent;

(b)           Delivery to the Agent of updated projections; and

(c)           Resolutions of the board of directors of the Borrower authorizing the transactions contemplated hereby.

4.           Subsequent Events.  The following shall occur:

(a)           Within thirty (30) days of the date hereof, all of the conditions for the Second Draw and/or the Third Draw shall have been satisfied by the Borrower to the Lenders' and Agent's satisfaction.

(b)           Within thirty (30) days of the date hereof, and provided that the subsequent event set forth in Section 4(a) above shall have been timely met, all of the conditions to the second to occur of the Second Draw or the Third Draw, whichever remains unfunded.

If either or both of the foregoing do not occur each shall constitute an additional Event of Default under the Agreement.

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IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have executed this Amendment No. 1 as of the date first above written.

MEDIRECT LATINO INC., a Florida corporation
ATTEST:

By:                                                      By:
Name:                                                 Name:
Title:                                                   Title:

Agreed and accepted by those Lenders that have signed below and in the aggregate that comprise not less than the Required Lenders (not less than 70% of the Pro Rata Shares):

GRANITE CREEK FLEXCAP I, L.P., a Delaware limited partnership

By: Granite Creek GP Flexcap I, LLC,
a Delaware limited liability company

By:
Name:
Title:

Pro Rata Share 48.485%

ST. CLOUD CAPITAL PARTNERS, LP, a Delaware limited partnership

By: SCGP LLC,
a Delaware limited liability company

By:
Name: Marshall S. Geller
Title: Senior Managing Member

Pro Rata Share:  27.879%

BEDFORD OAK PARTNERS, LP,
a Delaware limited partnership

By:  ____________________
a ___________________

By:
Name:  Harvey P. Eisen
Title:

Pro Rata Share:  6.061%

FRED B. AND LOIS TARTER,
Individual residents of the State of New York

By:  __________________________
Name:  Fred B. Tarter

By:   __________________________
Name: Lois Tarter

Pro Rata Share:  2.424%

HUNGRY LIZARD, LLC,
an Ohio limited liability company

By:  ____________________
a _____________

By:_________________________
Name:_______________________
Title:________________________

Pro Rata Share:  12.121%

KKP INVESTMENTS LLC,
a Delaware limited liability company

________________________________
Kenneth Lehman, Managing Member

Pro Rata Share:  3.030%